Exhibit 99.1

THIRD QUARTER 2005

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions/Development/Financing Activity	9
• Dividends/Leasing Information	10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown/Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Acquisition Property Profiles	31
• Summary of Land Parcels	32
• Rental Property Sales/Rental Property Held for Sale	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35-40
• Market Diversification (MSA’s)	41
• Industry Diversification (Top 30 Tenant Industries)	42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46
• Consolidated Property Listing (by Property Type)	47-56
• Significant Tenants (Top 50 Tenants)	57-58
• Schedules of Lease Expirations (by Property Type)	59-64

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate; conditions, including those affecting industries in which the Company’s principal tenants compete;

•	any failure of the general economy to recover from the current economic downturn;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.4 billion at September 30, 2005. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 271 properties, primarily class A office and office/flex buildings, totaling approximately 30.2 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 10.8 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of September 30, 2005)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	271
Total Square Feet	30.2 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	19.2 million square feet
Northeast Presence	27.8 million square feet
Common Shares and
Units Outstanding	75.6 million
Dividend-- Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.6%
Total Market Capitalization	$5.4 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Equity Research Coverage

Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	Legg Mason Wood Walker, Inc. John Guinee (410) 454-5520
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Deutsche Bank-North America Louis Taylor / Christopher A. Capolongo (212) 250-4912 / (212) 250-7726	Prudential Equity Group James Sullivan (212) 778-2515
Goldman Sachs Carey Callaghan (212) 902-4351	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Green Street Advisors Jim Sullivan / Michael Knott (949) 640-8780	Smith Barney Citigroup Jonathan Litt (212) 816-0231
Lehman Brothers David Harris / David Shulman (212) 526-1790 / (212) 526-3413	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000	Web: www.mack-cali.com
Fax: (908) 272-6755	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the third quarter 2005 equaled $20.6 million, or $0.33 per share, versus $28.1 million, or $0.46 per share, for the same quarter last year. For the nine months ended September 30, 2005, net income available to common shareholders equaled $79.1 million, or $1.29 per share, versus $70.2 million, or $1.16 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2005 amounted to $66.7 million, or $0.88 per share, versus $69.7 million, or $0.93 per share, for the quarter ended September 30, 2004. For the nine months ended September 30, 2005, FFO available to common shareholders amounted to $205.2 million, or $2.71 per share, versus $202.2 million, or $2.70 per share, for the same period last year.

Total revenues for the third quarter 2005 increased 10.8 percent to $164.0 million as compared to $148.0 million for the same quarter last year. For the nine months ended September 30, 2005, total revenues amounted to $480.9 million, an increase of 11.9 percent over total revenues of $429.8 million for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 61,852,908 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,727,439 common operating partnership units outstanding as of September 30, 2005. The Company had a total of 75,580,347 common shares/common units outstanding at September 30, 2005.

As of September 30, 2005, the Company had total indebtedness of approximately $2.0 billion, with a weighted average annual interest rate of 6.11 percent. The Company had a total market capitalization of $5.4 billion and a debt-to-undepreciated assets ratio of 41.5 percent at September 30, 2005. The Company had an interest coverage ratio of 3.2 times for the quarter ended September 30, 2005.

Acquisitions

In July, the Company acquired Monmouth Executive Center, a four-building, 235,968 square-foot class A office complex in Freehold, New Jersey for a purchase price of approximately $32.8 million. The complex is 75.9 percent leased to 15 tenants. The buildings are located at 100 Willowbrook Road and 2, 3 and 4 Paragon Way.

Development

On October 20, 2005, the Company announced that it entered into a development and acquisition agreement with AAA Mid-Atlantic. The agreement includes the Company’s development of an operations center for AAA and its acquisition of land and buildings from AAA, all in Hamilton Township, New Jersey. The Company will develop for AAA a three-story, 120,000 square-foot class A office building on a 21.6 acre land site at the Company’s Horizon Center Business Park. AAA has pre-leased the building, which it will use as an operations center for 15 years. Construction on the build-to-suit project is expected to be completed in the third quarter of 2006. Upon completion of the new building for AAA, the Company will acquire from AAA three office and office/flex buildings totaling 83,762 square feet and land for the development of an additional 243,000 square feet of commercial space. The Company plans to redevelop each of the acquired properties.

Financing Activity

In September, the Company’s operating partnership, Mack-Cali Realty, L.P., extended and modified its unsecured revolving credit facility with a group of 23 lender banks. The $600 million unsecured facility, which is expandable to $800 million, was extended for an additional two years and now matures in November 2009. In addition, the facility fee was reduced by five basis points to 15 basis points at the BBB/Baa2 pricing level. The interest rate, currently LIBOR plus 65 basis points, and the facility fee are subject to adjustment, on a sliding scale, based upon the operating partnership's unsecured debt ratings.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Dividends

In September, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the third quarter 2005, which was paid on October 17, 2005 to shareholders of record as of October 5, 2005.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2005 through October 14, 2005. The dividend was paid on October 17, 2005 to shareholders of record as of October 5, 2005.

Leasing Information

Mack-Cali’s consolidated in-service portfolio was 90 percent leased at September 30, 2005, unchanged from June 30, 2005.

For the quarter ended September 30, 2005, the Company executed 184 leases totaling 1,612,335 square feet, consisting of 1,382,378 square feet of office space and 229,957 square feet of office/flex space. Of these totals, 686,580 square feet were for new leases and 925,755 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

•

American Home Assurance Company, a subsidiary of the American International Group, Inc., signed a new, 13-year lease for 117,118 square feet at 5 Wood Hollow Road, a 317,040 square-foot office property in Parsippany, New Jersey.

•

The New Jersey Turnpike Authority signed a new lease for 100,223 square feet at 581 Main Street in Woodbridge, New Jersey for 10 years and eight months. The 200,000 square-foot office building is 100 percent leased.

•

QualCare Alliance Networks, Inc., a managed care services provider, leased 99,541 square feet at 30 Knightsbridge Road in Piscataway, New Jersey. QualCare will initially occupy 78,468 square feet for a term of 15 years, with a second co-terminus occupancy of 21,073 square feet commencing in 2009. 30 Knightsbridge Road is a 680,350 square-foot office property that is 57.3 percent leased.

•

National Union Fire Insurance Company, also a subsidiary of the American International Group, Inc., expanded its space by 71,286 square feet at 101 Hudson Street in Jersey City, New Jersey for seven years and four months. 101 Hudson Street is a 1,246,283 square-foot office building, which is 97.9 percent leased.

•

Franklin Credit Management Corporation, a provider of specialty consumer finance and asset management services, leased a total of 40,722 square feet, also at 101 Hudson Street. The transaction represents an expansion of 6,856 square feet for eight years and four months, and an extension of its existing 33,866 leased square feet for three years.

•

UBS Financial Services, Inc., a subsidiary of global financial services firm UBS, signed a transaction totaling 34,313 square feet at 61 South Paramus Road in Paramus, New Jersey. In addition to expanding by 21,948 square feet for 10 years and five months, the tenant renewed its existing 12,365 square feet for 10 years. 61 South Paramus Road is a 269,191 square-foot office building, which is 98.8 percent leased.

•

International Business Machines Corporation (IBM), a global information technology company, signed lease renewals totaling 292,304 square feet at two office properties in the Mid-Westchester Executive Park in Hawthorne, New York. One transaction was a 248,399 square-foot renewal for the entire building located at 19 Skyline Drive, and the other is a 43,905 square-foot renewal at the 85,000 square-foot building at 17 Skyline Drive. Both transactions carry five year terms.

•

Thacher Proffitt & Wood LLP, a law firm, signed an agreement to relocate and expand its existing 15,650 leased square feet to 22,500 square-foot space within 50 Main Street located at the Westchester Financial Center in White Plains, New York. The tenant also renewed its lease for 10 years. 50 Main Street is a 309,000 square foot office building, which is 99 percent leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

•

Ratner & Prestia, PC, a law firm, signed a transaction totaling 33,651 square feet, representing a 10-year renewal of 25,100 square feet and an expansion of 8,551 square feet for 10 years and eight months, at 1235 Westlakes Drive in Berwyn, Pennsylvania. The 134,902 square-foot office building is located in the Westlakes Office Park, which is 91.3 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Key Financial Data

As of or for the three months ended

	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04

Shares and Units:

Common Shares Outstanding	61,852,908	61,704,554	61,514,061	61,038,875	60,730,128

Common Units Outstanding (a)	13,727,439	13,829,254	13,862,853	13,821,872	13,984,785

Combined Shares and Units	75,580,347	75,533,808	75,376,914	74,860,747	74,714,913

Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000

Weighted Average- Basic (b)	75,364,526	75,239,463	68,806,982	68,386,099	68,280,284

Weighted Average- Diluted (c)	75,760,678	75,648,643	75,478,219	75,248,216	75,046,302

Common Share Price ($’s):

At the end of the period	44.94	45.30	42.35	46.03	44.30

High during period	48.25	46.99	45.97	47.01	46.08

Low during period	43.22	41.00	41.53	42.44	39.70

Market Capitalization:

($’s in thousands, except ratios)

Market Value of Equity (d)	3,421,581	3,446,681	3,217,212	3,481,943	3,334,871

Total Debt	2,012,160	1,966,269	2,048,936	1,702,300	1,695,742

Total Market Capitalization	5,433,741	5,412,950	5,266,148	5,184,243	5,030,613

Total Debt/ Total Market Capitalization	37.03%	36.33%	38.91%	32.84%	33.71%

Financials:

($’s in thousands, except ratios and per share amounts)

Total Assets	4,157,504	4,121,216	4,193,212	3,850,165	3,810,106

Gross Book Value of Real Estate Assets	4,470,989	4,417,443	4,484,353	4,181,641	4,048,101

Total Liabilities	2,218,179	2,162,102	2,236,272	1,877,096	1,844,952

Total Minority Interests	408,515	415,623	417,069	427,958	422,053

Total Stockholders’ Equity	1,530,810	1,543,491	1,539,871	1,545,111	1,543,101

Total Revenues	164,009	163,466	153,449	149,451	148,009

Capitalized Interest	1,437	1,385	1,237	1,107	969

Scheduled Principal Payments	4,705	4,902	5,442	5,068	6,907

Interest Coverage Ratio	3.21	3.35	3.36	3.54	3.55

Fixed Charge Coverage Ratio	2.62	2.77	2.41	2.53	2.44

Net Income	21,104	36,540	22,943	30,762	28,616

Net Income Available to Common Shareholders	20,604	36,040	22,443	30,262	28,116

Earnings per Share—diluted	0.33	0.58	0.36	0.49	0.46

FFO per Share—diluted (e)	0.88	0.94	0.89	0.90	0.93

Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63

FFO Payout Ratio—diluted (e)	71.58%	66.71%	70.89%	69.81%	67.82%

Portfolio Size:

Properties	271	267	270	273	268

Total Square Footage	30,165,732	29,929,764	30,400,942	29,579,127	29,583,133

Sq. Ft. Leased at End of Period (f)	90.0%	90.0%	91.1%	91.2%	92.9%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)

Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any). Excluded from percentage leased at December 31, 2004 and September 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 and 68.9 percent leased at December 31, 2004 and September 30, 2004, respectively and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended September 30,			%
	2005	2004	Change	Change

Total Property Revenues	$ 142,586	$ 145,887	$ (3,301)	(2.3)

Real Estate Taxes	19,257	18,131	1,126	6.2

Utilities	15,239	11,074	4,165	37.6

Operating Services	18,533	16,975	1,558	9.2

Total Property Expenses:	53,029	46,180	6,849	14.8

GAAP Net Operating Income	89,557	99,707	(10,150)	(10.2)

Less: straight-lining of rents adj.	1,674	1,856	(182)	(9.8)

Net Operating Income	$ 87,883	$ 97,851	$ (9,968)	(10.2)

Percentage Leased at Period End	90.0%	93.4%

Total Properties:	254

Total Square Footage:	26,858,539

	For the nine months ended September 30,			%
	2005	2004	Change	Change

Total Property Revenues	$ 420,093	$ 414,881	$ 5,212	1.3

Real Estate Taxes	52,998	50,088	2,910	5.8

Utilities	37,750	31,731	6,019	19.0

Operating Services	56,236	51,614	4,622	9.0

Total Property Expenses:	146,984	133,433	13,551	10.2

GAAP Net Operating Income	273,109	281,448	(8,339)	(3.0)

Less: straight-lining of rents adj.	5,398	6,805	(1,407)	(20.7)

Net Operating Income	$ 267,711	$ 274,643	$ (6,932)	(2.5)

Percentage Leased at Period End	92.4%	93.0%

Total Properties:	248

Total Square Footage:	25,386,049

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %

Office Properties:

G&G Martco	Convention Plaza	1	San Francisco, CA	92.6%	305,618	50.0%

Office/Flex Properties:

Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:

Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (a)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

Hotel:

Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:

Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	--	Jersey City, NJ	n/a	n/a	50.0%

(a)

The venture is developing a family entertainment and recreation complex with an office and hotel component at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”). Meadowlands Xanadu’s approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2005 and December 31, 2004:

	September 30, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total

Assets:
Rental property, net	$ 285,311	--	$ 10,549	$ 12,166	$ 12,646	--	$ 75,606	$ 396,278
Other assets	161,931	--	6,627	1,536	1,358	--	11,819	183,271

Total assets	$ 447,242	--	$ 17,176	$ 13,702	$ 14,004	--	$ 87,425	$ 579,549

Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$ 46,060	--	$ 14,936	--	$ 59,614	$ 120,610
Other liabilities	$ 5,795	--	1,348	$ 1,359	295	--	4,419	13,216
Partners’/members’ capital (deficit)	441,447	--	(30,232)	12,343	(1,227)	--	23,392	445,723

Total liabilities and partners’/ members’ capital (deficit)	$ 447,242	--	$ 17,176	$ 13,702	$ 14,004	--	$ 87,425	$ 579,549

Company’s investment in unconsolidated
joint ventures, net	$ 34,101	--	$ 7,378	$ 6,093	--	--	$ 14,332	$ 61,904

	December 31, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total

Assets:
Rental property, net	$ 235,254	--	$ 8,571	$ 12,629	$ 13,030	$ 11,256	$ 79,721	$ 360,461
Other assets	1,420	--	4,589	1,463	1,559	539	12,034	21,604

Total assets	$ 236,674	--	$ 13,160	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065

Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$ 43,236	--	$ 14,936	--	$ 66,191	$ 124,363
Other liabilities	$ 8,205	--	963	$ 1,376	334	$ 670	4,009	15,557
Partners’/members’ capital (deficit)	228,469	--	(31,039)	12,716	(681)	11,125	21,555	242,145

Total liabilities and partners’/ member’s capital (deficit)	$ 236,674	--	$ 13,160	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065

Company’s investment in unconsolidated
joint ventures, net	$ 17,359	--	$ 7,157	$ 6,279	--	$ 2,664	$ 13,284	$ 46,743

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2005 and 2004:

	Three Months Ended September 30, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	--	$ 1,796	$ 94	$ 486	--	$ 9,045		$ 11,421
Operating and other expenses	--	--	(948)	(37)	(381)	--	(5,848)		(7,214)
Depreciation and amortization	--	--	(315)	(154)	(160)	--	(1,300)		(1,929)
Interest expense	--	--	(604)	--	(198)	--	(1,084)		(1,886)

Net income	--	--	$ (71)	$ (97)	$ (253)	--	$ 813		$ 392

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	--	$ (35)	$ (49)	--	--	$ 406	$ (59)	$ 263

	Three Months Ended September 30, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	$ 10,676	$ 1,634	$ 28	$ 344	$ 755	$ 7,046		$ 20,483
Operating and other expenses	--	(6)	(871)	(62)	(332)	(1,418)	(4,676)		(7,365)
Depreciation and amortization	--	--	(260)	(154)	(165)	(244)	(1,471)		(2,294)
Interest expense	--	--	(339)	--	(121)	--	(661)		(1,121)

Net income	--	$ 10,670	$ 164	$ (188)	$ (274)	$ (907)	$ 238		$ 9,703

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	$ (476)	$ 82	$ (94)	$ (140)	$ (181)	$ 119	$ 79	$ (611)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2005 and 2004:

	Nine Months Ended September 30, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	--	$ 4,945	$ 222	$ 1,519	$ 405	$ 24,932		$ 32,023
Operating and other expenses	--	--	(2,685)	(133)	(1,047)	(397)	(15,673)		(19,935)
Depreciation and amortization	--	--	(861)	(462)	(478)	(160)	(4,184)		(6,145)
Interest expense	--	--	(1,592)	--	(540)	--	(3,091)		(5,223)

Net income	--	--	$ (193)	$ (373)	$ (546)	$ (152)	$ 1,984		$ 720

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	--	$ (280)	$ (187)	--	$ (30)	$ 1,049	$ (124)	$ 428

	Nine Months Ended September 30, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	$ 10,755	$ 5,473	$ 109	$ 841	$ 2,341	$ 20,707		$ 40,226
Operating and other expenses	--	(259)	(2,636)	(124)	(905)	(2,813)	(13,782)		(20,519)
Depreciation and amortization	--	--	(800)	(462)	(456)	(729)	(4,662)		(7,109)
Interest expense	--	--	(914)	--	(334)	--	(1,727)		(2,975)

Net income	--	$ 10,496	$ 1,123	$ (477)	$ (854)	$ (1,201)	$ 536		$ 9,623

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	$ 571	$ 561	$ (238)	$ (365)	$ (240)	$ 288	$ (66)	$ 511

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2005	2004

Financial Position Ratios:

Total Debt/ Total Book Capitalization (Book value) (%)	48.40%	44.51%

Total Debt/ Total Market Capitalization (Market value) (%)	37.03%	33.71%

Total Debt/ Total Undepreciated Assets (%)	41.49%	38.34%

Secured Debt/ Total Undepreciated Assets (%)	9.37%	11.87%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.21	3.55	3.31	3.44

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.78	2.84	2.83	3.05

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.62	2.44	2.59	2.59

FFO Payout (Dividends Declared/Funds from Operations) (%)	71.58%	67.82%	69.66%	69.90%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Debt Analysis

(as of September 30, 2005)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years

Fixed Rate Unsecured Notes	$ 1,330,592	66.13%	6.46%	6.08

Fixed Rate Secured Debt and Other Obligations	454,568	22.59%	5.98%	3.51

Variable Rate Unsecured Debt	227,000	11.28%	4.29%	4.15

Totals/Weighted Average:	$ 2,012,160	100.00%	6.11%	5.28

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)

October 1 – December 31, 2005	$ 6,917	$ 5,589	$ 12,506	5.74%

2006	17,966	160,189	178,155	6.91%

2007	17,089	9,364	26,453	5.69%

2008	16,211	--	16,211	4.97%
2009	6,864	527,000	533,864	6.10%
Thereafter	8,586	1,242,708	1,251,294	6.00%

Sub-total	73,633	1,944,850	2,018,483	6.11%

Adjustment for unamortized debt discount/premium, net, as of September 30, 2005	(6,323)	--	(6,323)	--

Totals/Weighted Average:	$ 67,310	$ 1,944,850	$ 2,012,160	6.11%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of September 30, 2005 of 3.82 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Debt Maturities

(dollars in thousands)

October 1 – December 31, 2005		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2018	TOTALS

Secured Debt:

500 West Putnam Ave	$ 5,589												$ 5,589

Harborside Financial Center - Plazas 2 & 3		$ 144,642											144,642

Monmouth Executive Center		15,547											15,547

Mack-Cali Airport			$ 9,364										9,364

Prudential Portfolio						$ 150,000							150,000

2200 Renaissance Boulevard								$ 15,234					15,234

Soundview Plaza									$ 14,889				14,889

23 Main Street												$ 26,566	26,566

Total Secured Debt:	$ 5,589	$ 160,189	$ 9,364	$ --	$ --	$ 150,000	$ --	$ 15,234	$ 14,889	$ --	$ --	$ 26,566	$ 381,831

Unsecured Debt:

Unsecured credit facility					$ 227,000								$ 227,000

7.250% unsecured notes due 3/09					300,000								300,000

5.050% unsecured notes due 4/10						$ 150,000							150,000

7.835% unsecured notes due 12/10						15,000							15,000
7.750% unsecured notes due 2/11							$ 300,000						300,000
6.150% unsecured notes due 12/12								$ 94,914					94,914
5.820% unsecured notes due 3/13									$ 26,105				26,105
4.600% unsecured notes due 6/13									100,000				100,000
5.125% unsecured notes due 2/14										$ 200,000			200,000
5.125% unsecured notes due 1/15											$ 150,000		150,000

Total Unsecured Debt:	$ --	$ --	$ --	$ --	$ 527,000	$ 165,000	$ 300,000	$ 94,914	$ 126,105	$ 200,000	$ 150,000	$ --	$1,563,019

Total Debt:	$ 5,589	$ 160,189	$ 9,364	$ --	$ 527,000	$ 315,000	$ 300,000	$ 110,148	$ 140,994	$ 200,000	$ 150,000	$ 26,566	$1,944,850

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	September 30, 2005	December 31, 2004	Date of Maturity

Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,188	$ 299,012	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,751	--	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,078	298,948	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,365	90,998	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,281	25,199	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,780	99,758	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,008	202,187	02/15/14
5.125% $150,000 Face Amount Notes	public debt	5.297%	149,141	--	01/15/15

Total Senior Unsecured Notes:			$ 1,330,592	$ 1,031,102

Revolving Credit Facilities:

2004 Unsecured Facility (b)	23 Lenders	LIBOR+0.650%	$ 227,000	$ 107,000	11/23/09

Total Revolving Credit Facilities:			$ 227,000	$ 107,000

Property Mortgages: (c)

Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	--	$ 35,000	(d)
One River Centre	New York Life Ins. Co.	5.500%	--	45,490	(e)
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	--	23,000	(f)
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	--	17,500	(f)
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	--	22,789	(g)
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	$ 5,702	6,500	10/10/05	(h)
Harborside - Plazas 2 and 3	Northwestern/Principal	7.368%	145,883	149,473	01/01/06
Monmouth Executive Center (i)	LaSalle National Banking Association	8.080%	16,223	--	09/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,698	9,852	04/01/07
Various (j)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
2200 Renaissance Boulevard	TIAA	5.888%	18,260	18,509	12/01/12
Soundview Plaza	TIAA	6.015%	18,526	18,816	01/01/13
23 Main Street	JP Morgan Chase Bank NA	5.587%	33,500	--	09/01/18
Assumed Obligations	n/a	4.847%	56,776	67,269	05/01/09	(k)

Total Mortgages, Loans Payable and Other Obligations:			$ 454,568	$ 564,198

Total Debt:			$ 2,012,160	$ 1,702,300

(a)

Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)

Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On April 29, 2005, the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(e)	On April 1, 2005, the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(f)	On September 12, 2005 the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(g)	On September 1, 2005 the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(h)	On October 12, 2005 the Company repaid this mortgage loan at par, using available cash.
(i)	Mortgage is collateralized by three properties.
(j)	Mortgage is collateralized by seven properties.
(k)	The obligations mature at various times between May 2006 and May 2009.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,
Revenues	2005	2004	2005	2004

Base rents	$ 136,028	$ 127,651	$ 406,340	$ 372,449
Escalations and recoveries from tenants	22,653	17,131	61,795	48,150
Parking and other	5,328	3,227	12,789	9,180

Total revenues	164,009	148,009	480,924	429,779

Expenses

Real estate taxes	21,237	18,176	60,828	51,099
Utilities	16,846	11,032	41,208	31,555
Operating services	21,833	17,966	65,813	54,322
General and administrative	8,114	7,564	23,888	22,646
Depreciation and amortization	40,748	32,367	115,087	93,649
Interest expense	30,158	27,320	88,919	82,869
Interest income	(309)	(99)	(493)	(1,039)

Total expenses	138,627	114,326	395,250	335,101

Income from continuing operations before minority interests and equity in earnings of unconsolidated joint ventures	25,382	33,683	85,674	94,678
Minority interest in Operating Partnership	(4,541)	(7,248)	(16,801)	(21,056)
Minority interest in consolidated joint ventures	--	--	(74)	--
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	263	(611)	428	511
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	--	--	31	637

Income from continuing operations	21,104	25,824	69,258	74,770
Discontinued operations (net of minority interest):
Income from discontinued operations	--	2,792	2,356	7,423
Realized gains (losses) and unrealized losses on disposition of rental property, net	--	--	8,973	(10,501)

Total discontinued operations, net	--	2,792	11,329	(3,078)

Net income	21,104	28,616	80,587	71,692
Preferred stock dividends	(500)	(500)	(1,500)	(1,500)

Net income available to common shareholders	$ 20,604	$ 28,116	$ 79,087	$ 70,192

Basic earnings per common share:
Income from continuing operations	$ 0.33	$ 0.42	$ 1.10	$ 1.22
Discontinued operations	--	0.04	0.19	(0.05)

Net income available to common shareholders	$ 0.33	$ 0.46	$ 1.29	$ 1.17

Diluted earnings per common share:
Income from continuing operations	$ 0.33	$ 0.42	$ 1.10	$ 1.21
Discontinued operations	--	0.04	0.19	(0.05)

Net income available to common shareholders	$ 0.33	$ 0.46	$ 1.29	$ 1.16

Dividends declared per common share	$ 0.63	$ 0.63	$ 1.89	$ 1.89

Basic weighted average shares outstanding	61,609	60,492	61,397	60,228

Diluted weighted average shares outstanding	75,760	68,841	73,585	68,584

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30,
	2005	December 31,
Assets	(unaudited)	2004

Rental property
Land and leasehold interests	$ 636,008	$ 593,606
Buildings and improvements	3,541,568	3,296,789
Tenant improvements	285,992	262,626
Furniture, fixtures and equipment	7,421	7,938

	4,470,989	4,160,959
Less – accumulated depreciation and amortization	(692,458)	(641,626)

	3,778,531	3,519,333
Rental property held for sale, net	--	19,132

Net investment in rental property	3,778,531	3,538,465
Cash and cash equivalents	9,571	12,270
Investments in unconsolidated joint ventures	61,904	46,743
Unbilled rents receivable, net	88,594	82,586
Deferred charges and other assets, net	203,505	155,060
Restricted cash	9,298	10,477
Accounts receivable, net of allowance for doubtful accounts
of $1,954 and $1,235	6,101	4,564

Total assets	$ 4,157,504	$ 3,850,165

Liabilities and Stockholders’ Equity

Senior unsecured notes	$ 1,330,592	$ 1,031,102
Revolving credit facilities	227,000	107,000
Mortgages, loans payable and other obligations	454,568	564,198
Dividends and distributions payable	48,127	47,712
Accounts payable, accrued expenses and other liabilities	94,484	57,002
Rents received in advance and security deposits	47,846	47,938
Accrued interest payable	15,562	22,144

Total liabilities	2,218,179	1,877,096

Minority interests:
Operating Partnership	408,515	416,855
Consolidated joint ventures	--	11,103

Total minority interests	408,515	427,958

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
61,852,908 and 61,038,875 shares outstanding	618	610
Additional paid-in capital	1,676,568	1,650,834
Dividends in excess of net earnings	(164,901)	(127,365)
Unamortized stock compensation	(6,475)	(3,968)

Total stockholders’ equity	1,530,810	1,545,111

Total liabilities and stockholders’ equity	$ 4,157,504	$ 3,850,165

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the nine months ended September 30, 2005

(in thousands)

	Shares	Preferred Amount	Shares	Common Par Value	Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders’ Equity

Balance at January 1, 2005	10	$ 25,000	61,039	$ 610	$ 1,650,834	$ (127,365)	$ (3,968)	$ 1,545,111
Net income	--	--	--	--	--	80,587	--	80,587
Preferred stock dividends	--	--	--	--	--	(1,500)	--	(1,500)
Common stock dividends	--	--	--	--	--	(116,623)	--	(116,623)
Redemption of common units
for common stock	--	--	158	2	4,496	--	--	4,498
Shares issued under Dividend Reinvestment
and Stock Purchase Plan	--	--	6	--	279	--	--	279
Stock options exercised	--	--	538	5	15,540	--	--	15,545
Stock options expense	--	--	--	--	411	--	--	411
Directors Deferred compensation plan	--	--	5	--	217	--	--	217
Issuance of restricted stock	--	--	115	1	4,991	--	(4,992)	--
Amortization of stock compensation	--	--	--	--	--	--	2,285	2,285
Adjustment to fair value of
restricted stock	--	--	--	--	156	--	(156)	--
Cancellation of restricted stock	--	--	(8)	--	(356)	--	356	--

Balance at September 30, 2005	10	$ 25,000	61,853	$ 618	$ 1,676,568	$ (164,901)	$ (6,475)	$ 1,530,810

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

Net income available to common shareholders	$ 20,604	$ 28,116	$ 79,087	$ 70,192

Add: Minority interest in Operating Partnership	4,541	7,248	16,801	21,056

Minority interest in equity in earnings of unconsolidated joint ventures	59	(79)	124	66

Minority interest in gain on sale of investment in unconsolidated joint venture	--	--	4	83

Minority interest in discontinued operations	--	360	2,506	(397)

Real estate-related depreciation and amortization on continuing operations (a)	41,478	33,197	117,390	96,284

Real estate-related depreciation and amortization on discontinued operations	--	873	400	3,799

Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	(35)	(720)

(Deduct) Add: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	--	--	(11,078)	11,856

Funds from operations available to common shareholders (b)	$ 66,682	$ 69,715	$ 205,199	$ 202,219

Diluted weighted average shares/units outstanding (c)	75,760	75,046	75,631	74,789

Funds from operations per share/unit – diluted	$ 0.88	$ 0.93	$ 2.71	$ 2.70

Dividend declared per common share	$ 0.63	$ 0.63	$ 1.89	$ 1.89

Dividend payout ratios:

Funds from operations-diluted	71.58%	67.82%	69.66%	69.90%

Supplemental Information:

Non-incremental revenue generating capital expenditures:

Building improvements	$ 1,404	$ 1,380	$ 3,968	$ 4,438

Tenant improvements and leasing commissions	$ 11,198	$ 11,493	$ 31,901	$ 35,009

Straight-line rent adjustments (d)	$ 3,239	$ 2,203	$ 9,873	$ 8,454

Amortization of (above)/below market lease intangibles, net	$ 1,197	$ 1,334	$ 2,730	$ 1,779

(a)        Includes the Company’s share from unconsolidated joint ventures of $885 and $991 for the three months ended September 30, 2005 and 2004, respectively and $2,775 and $3,108 for the nine months ended September 30, 2005 and 2004, respectively.

(b)        Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)        Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,755 shares and 13,994 shares for the three months ended September 30, 2005 and 2004, respectively and 13,810 and 13,996 for the nine months ended September 30, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

(d)        Includes the Company’s share from unconsolidated joint ventures of $300 and $160 for the three months ended September 30, 2005 and 2004, respectively and $390 and $449 for the nine months ended September 30, 2005 and 2004 respectively.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

Net income available to common shareholders	$ 0.33	$ 0.46	$ 1.29	$ 1.16

Add: Real estate-related depreciation and amortization on continuing operations (a)	0.55	0.44	1.55	1.29

Real estate-related depreciation and amortization on discontinued operations	--	0.01	0.01	0.05

Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	--	(0.01)

(Deduct) Add: Realized gains (losses) and unrealized losses on disposition of rental property, net	--	--	(0.15)	0.16

Minority Interest/Rounding Adjustment	--	0.02	0.01	0.05

Funds from operations available to common shareholders (b)	$ 0.88	$ 0.93	$ 2.71	$ 2.70

Diluted weighted average shares/units outstanding (c)	75,760	75,046	75,631	74,789

(a)    Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended September 30, 2005 and 2004, respectively and $0.04 and $0.04 for the nine months ended September 30, 2005 and 2004, respectively.

(b)    Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)    Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,755 shares and 13,994 shares for the three months ended September 30, 2005 and 2004, respectively and 13,810 and 13,996 for the nine months ended September 30, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Basic weighted average shares outstanding:	61,609	60,492	61,397	60,228

Add: Weighted average common units	13,755	7,788	11,764	7,791

Basic weighted average shares/units:	75,364	68,280	73,161	68,019

Add: Stock options	396	561	424	558
Stock warrants	--	--	--	7

Diluted weighted average shares outstanding:	75,760	68,841	73,585	68,584
Add: Weighted average preferred units (after conversion to common units)	--	6,205	2,046	6,205

Diluted weighted average shares/units outstanding:	75,760	75,046	75,631	74,789

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the nine months ended September 30, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)

Office:
03/02/05	101 Hudson Street (b)	Jersey City, Hudson County, NJ	1	1,246,283	$ 330,233
03/29/05	23 Main Street (b) (c)	Holmdel, Monmouth County, NJ	1	350,000	23,947
07/12/05	Monmouth Executive Center (d)	Freehold, Monmouth County, NJ	4	235,968	33,575

Total Property Acquisitions:			6	1,832,251	$ 387,755

For the year ended December 31, 2004

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (e)

Office:
04/14/04	5 Wood Hollow Road (b)	Parsippany, Morris County, NJ	1	317,040	$ 34,187
05/12/04	210 South 16th Street (f)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road (g)	Piscataway, Middlesex County, NJ	4	680,350	49,205
06/01/04	412 Mt. Kemble Avenue (g)	Morris Township, Morris County, NJ	1	475,100	39,743
10/21/04	232 Strawbridge Road (b)	Moorestown, Burlington County, NJ	1	74,258	8,761
11/23/04	One River Centre (h)	Middletown, Monmouth County, NJ	3	457,472	69,015
12/20/04	4, 5 & 6 Century Drive (b)	Parsippany, Morris County, NJ	3	279,811	30,860
12/30/04	150 Monument Road (b)	Bala Cynwyd, Montgomery County, PA	1	125,783	18,904

Total Property Acquisitions:			15	2,728,038	$ 259,182

(a)	Amounts are as of September 30, 2005.
(b)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(c)	In addition to its initial investment, the Company presently intends to make additional investments related to the property of approximately $11,702.
(d)	Transaction was funded primarily through cash on hand and assumption of mortgage debt.
(e)	Amounts are as of December 31, 2004.
(f)

Property was acquired through the Company’s receipt of a deed in lieu of foreclosure in satisfaction of the Company’s mortgage note receivable, which was collateralized by the acquired property. The property was subsequently sold on February 4, 2005.

(g)	Properties were acquired from AT&T Corporation (“AT&T”), a tenant of the Company, for cash and assumed obligations, as follows:

1.

Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which occupied the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and leased back the remaining 405,350 square feet of the complex through October 2004;

2.

Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which occupied the entire building, leased back the entire property from the Company for one year from the date of acquisition;

3.

Signed a lease extension at the Company’s Kemble Plaza I property in Morris Township, New Jersey, extending AT&T’s lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property, which was subsequently sold on October 5, 2004;

	4.	Paid cash consideration of approximately $12.9 million to AT&T; and
5.

Assumed AT&T’s lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 3.3 years. The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of September 30, 2005 is included in mortgages, loans payable and other obligations.

(h)

The Company acquired a 62.5 percent interest in the property through the Company’s conversion of its note receivable with a balance of $13.0 million into a controlling equity interest. The property is subject to a $45.5 million mortgage. The Company acquired the remaining 37.5 percent interest in March 2005 for $10.5 million (not included in Investment by Company amount presented).

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Acquisition Property Profile

Property Name:	2, 3 & 4 Paragon Way and 100 Willowbrook Road

Product Type:	Office Buildings

Location:	Freehold, Monmouth County, New Jersey

Description:	Four Class A, single-story office buildings

Size:	235,968 square feet

Year Constructed:	2 Paragon Way: 1989
3 Paragon Way: 1991
4 Paragon Way: 2002
100 Willowbrook Road: 1988

Closing Date:	July 12, 2005

Acquisition Cost:	$33.6 million

Funding Source:	Funded primarily through available cash and assumption of mortgage debt.

Percentage Leased:	75.9%

Number of Tenants:	15

Significant Tenants:	Proformance Insurance Company (44,287 square feet)
CapGemini America, Inc. (24,494 square feet)
Lomurro, Davison, Eastman & Munoz, PA (19,023 square feet)
Concentra Integrated Services, Inc. (12,052 square feet)
Advantage Rehabilitation Clinics, Inc. (10,500 square feet)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space

Horizon Center (a)	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (b)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (c)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (b)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (b)	East Rutherford	NJ	3.2	500,000	Hotel (d)
Elmsford Distribution Center (e)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (b)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (e)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office

Pacific Plaza Phase III (f)	Daly City	CA	2.5	270,000	Office

Total:			389.3	10,796,250

(a)	The Company is developing a 120,000 square-foot office building on 21.6 acres of this land as a 15-year pre-leased build-to-suit project.
(b)	Land owned or controlled by unconsolidated joint venture in which Mack-Cali is an equity partner.
(c)	In addition, there are 21 acres of riparian property.
(d)	Hotel project can comprise up to 520 rooms.
(e)	Mack-Cali holds an option to purchase this land.
(f)	Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Rental Property Sales

(dollars in thousands)

For the nine months ended September 30, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:

02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$ 8,210	$ 254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984

Total Office Property Sales:			6	947,646	$ 109,415	$ 96,724	$ 12,691

(a)

In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

For the year ended December 31, 2004

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:
10/05/04	340 Mt. Kemble Avenue	Morris Township, Morris County, NJ	1	387,000	$ 75,017	$ 62,787	$ 12,230
11/23/04	Texas Portfolio (a)	Dallas and San Antonio, TX	2	554,330	35,124	36,224	(1,100)

Total Office Property Sales:			3	941,330	$ 110,141	$ 99,011	$ 11,130

On November 23, 2004, the Company sold 3030 LBJ Freeway, Dallas, Dallas County and 84 N.E. Loop 410, San Antonio, Bexar County in a single transaction with one buyer.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended September 30, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 6/30/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/05 (c)	Pct. Leased 9/30/05	Pct. Leased 6/30/05

Northeast

Northern NJ	11,349,693	-	(496,794)	553,904	57,110	11,406,803	89.2%	88.7%

Central NJ	3,872,330	179,067	(198,073)	313,250	115,177	4,166,574	88.0%	86.1%

Westchester Co., NY	4,591,184	-	(443,730)	432,474	(11,256)	4,579,928	95.6%	95.9%

Sub. Philadelphia	3,356,310	-	(179,977)	180,946	969	3,357,279	90.8%	90.8%

Fairfield, CT	732,395	-	(44,236)	36,673	(7,563)	724,832	85.1%	86.0%

Washington, DC/MD	418,538	-	(54,292)	13,275	(41,017)	377,521	83.8%	92.9%

Dutchess/Rockland Co., NY	283,532	-	(4,315)	750	(3,565)	279,967	93.7%	94.9%

Total Northeast	24,603,982	179,067	(1,421,417)	1,531,272	109,855	24,892,904	90.2%	89.9%

Other

Colorado	1,492,650	-	(161,848)	65,936	(95,912)	1,396,738	89.2%	95.4%

San Francisco	360,991	-	(10,804)	15,127	4,323	365,314	81.0%	80.1%

Total Other	1,853,641	-	(172,652)	81,063	(91,589)	1,762,052	87.4%	91.9%

Company Totals	26,457,623	179,067	(1,594,069)	1,612,335	18,266	26,654,956	90.0%	90.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2005	29,392,146

Total sq. ft. of properties added this period	235,968

Total sq. ft. of properties sold this period	-

Total sq. ft. as of September 30, 2005	29,628,114

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2005 aggregating 116,163 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Leasing Statistics

(For the three months ended September 30, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	45	534,763	279,687	255,076	8.0	25.03	3.60

	Office/Flex	3	19,141	2,872	16,269	3.8	16.81	0.86

Central NJ	Office	23	304,619	269,890	34,729	9.9	22.35	3.39

	Office/Flex	2	8,631	5,031	3,600	3.3	18.03	4.31

Westchester Co., NY	Office	17	354,209	-	354,209	5.1	18.59	1.82

	Office/Flex	16	78,265	36,631	41,634	5.7	16.14	1.52

Sub. Philadelphia	Office	12	64,076	23,169	40,907	7.1	21.11	3.28

	Office/Flex	5	116,870	10,430	106,440	2.6	10.36	0.97

Fairfield, CT	Office	7	29,623	23,611	6,012	5.2	24.18	4.47

	Office/Flex	1	7,050	-	7,050	3.0	20.58	1.70

Washington, DC/MD	Office	1	13,275	-	13,275	9.6	26.94	0.88

Dutchess/Rockland Co., NY	Office	1	750	-	750	7.2	28.01	3.28

Total Northeast		133	1,531,272	651,321	879,951	7.0	21.11	3.00

Other

Colorado	Office	12	65,936	29,926	36,010	3.2	14.03	3.13

San Francisco	Office	39	15,127	5,333	9,794	2.3	25.37	1.19

Total Other		51	81,063	35,259	45,804	3.0	16.15	2.85

Company Totals		184	1,612,335	686,580	925,755	6.8	20.86	3.00

Detail by Property Type

	Office	157	1,382,378	631,616	750,762	7.3	22.09	3.14

	Office/Flex	27	229,957	54,964	174,993	3.8	13.46	1.37

Company Totals		184	1,612,335	686,580	925,755	6.8	20.86	3.00

Tenant Retention:	Leases Retained	59.4%
	Sq. Ft. Retained	58.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $22,631,184 and commissions of $8,976,387 committed, but not necessarily expended, during the period for second generation space aggregating 1,546,973 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Leasing Statistics

(For the three months ended September 30, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 6/30/05	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/05	Pct. Leased 9/30/05	Pct. Leased 6/30/05

New York	152,983	-	-	-	-	152,983	65.9%	65.9%

California	283,084	-	-	-	-	283,084	92.6%	92.6%

Totals	436,067	-	-	-	-	436,067	81.1%	81.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2005	537,618

Total sq. ft. of properties added/sold this period	-

Total sq. ft. as of September 30, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

NO ACTIVITY THIS PERIOD

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Leasing Statistics

(For the nine months ended September 30, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/05 (c)	Pct. Leased 9/30/05	Pct. Leased 12/31/04 (d)

Northeast

Northern NJ	10,846,545	1,127,989	(2,305,379)	1,737,648	(567,731)	11,406,803	89.2%	92.5%

Central NJ	3,436,364	228,460	(538,868)	1,040,618	501,750	4,166,574	88.0%	82.8%

Westchester Co., NY	4,665,254	(75,668)	(842,338)	832,680	(9,658)	4,579,928	95.6%	95.9%

Sub. Philadelphia	3,371,809	-	(501,712)	487,182	(14,530)	3,357,279	90.8%	91.2%

Fairfield, CT	753,646	-	(77,294)	48,480	(28,814)	724,832	85.1%	88.5%

Washington, DC/MD	425,441	-	(188,093)	140,173	(47,920)	377,521	83.8%	94.4%

Dutchess/Nassau/Rockland Co., NY	584,567	(292,849)	(42,368)	30,617	(11,751)	279,967	93.7%	98.8%

Total Northeast	24,083,626	987,932	(4,496,052)	4,317,398	(178,654)	24,892,904	90.2%	91.5%

Other

Colorado	1,487,692	-	(203,709)	112,755	(90,954)	1,396,738	89.2%	95.0%

San Francisco	366,435	-	(128,211)	127,090	(1,121)	365,314	81.0%	81.3%

Total Other	1,854,127	-	(331,920)	239,845	(92,075)	1,762,052	87.4%	88.3%

Company Totals	25,937,753	987,932	(4,827,972)	4,557,243	(270,729)	26,654,956	90.0%	91.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	28,425,285

Total sq. ft. of properties added this period	1,832,251

Total sq. ft. of properties sold this period	(629,422)

Total sq. ft. as of September 30, 2005	29,628,114

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2005 aggregating 116,163 square feet for which no new leases were signed.
(d)

Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004 and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Leasing Statistics

(For the nine months ended September 30, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	111	1,655,234	639,317	1,015,917	7.4	22.84	2.67

	Office/Flex	13	82,414	12,843	69,571	4.3	16.72	1.59

Central NJ	Office	74	946,808	776,732	170,076	9.2	21.48	3.56

	Office/Flex	12	93,810	51,646	42,164	6.2	16.78	3.79

Westchester Co., NY	Office	47	446,917	33,306	413,611	5.1	19.75	2.02

	Office/Flex	64	385,763	137,832	247,931	4.9	16.07	1.43

Sub. Philadelphia	Office	48	246,627	114,095	132,532	6.2	22.36	3.50

	Office/Flex	22	240,555	41,000	199,555	3.9	10.76	1.87

Fairfield, CT	Office	13	41,430	24,611	16,819	4.8	23.76	4.36

	Office/Flex	1	7,050	-	7,050	3.0	20.58	1.70

Washington, DC/MD	Office	6	140,173	120,318	19,855	9.4	29.02	3.95

Dutchess/Nassau/Rockland Co., NY	Office	12	30,617	8,627	21,990	6.1	26.11	2.43

Total Northeast		423	4,317,398	1,960,327	2,357,071	7.0	20.90	2.76

Other

Colorado	Office	30	112,755	45,026	67,729	3.5	14.59	3.40

San Francisco	Office	101	127,090	75,186	51,904	6.6	22.32	3.97

Total Other		131	239,845	120,212	119,633	5.1	18.68	3.79

Company Totals		554	4,557,243	2,080,539	2,476,704	6.9	20.78	2.81

Detail by Property Type

	Office	442	3,747,651	1,837,218	1,910,433	7.4	22.10	2.97

	Office/Flex	112	809,592	243,321	566,271	4.6	14.68	1.92

Company Totals		554	4,557,243	2,080,539	2,476,704	6.9	20.78	2.81

Tenant Retention:	Leases Retained	65.9%
	Sq. Ft. Retained	51.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $49,319,090 and commissions of $19,942,043 committed, but not necessarily expended, during the period for second generation space aggregating 3,895,079 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Leasing Statistics

(For the nine months ended September 30, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/05	Pct. Leased 9/30/05	Pct. Leased 12/31/04

New York	87,825	-	-	65,158	65,158	152,983	65.9%	37.9%

Texas	166,529	(166,529)	-	-	-	-	-	55.9%

California	246,520	-	-	36,564	36,564	283,084	92.6%	80.7%

Totals	500,874	(166,529)	-	101,722	101,722	436,067	81.1%	59.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	835,618

Total sq. ft. of properties added/sold this period	(298,000)

Total sq. ft. as of September 30, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)

New York	1	65,158	65,158	-	3.0	6.42	0.54
California	4	36,564	34,430	2,134	8.0	20.99	4.76

Totals	5	101,722	99,588	2,134	4.8	11.66	3.07

(a)

Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $881,807 and commissions of $616,839 committed, but not necessarily expended, during the period for second generation space aggregating 101,722 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)

Newark, NJ (Essex-Morris-Union Counties)	101,227,579	18.3	5,674,820	19.1
Jersey City, NJ	99,871,071	18.1	4,317,978	14.5
New York, NY (Westchester-Rockland Counties)	90,659,384	16.5	4,968,420	16.8
Bergen-Passaic, NJ	89,551,728	16.3	4,351,762	14.7
Philadelphia, PA-NJ	55,514,970	10.1	3,617,994	12.2
Monmouth-Ocean, NJ	24,621,965	4.5	1,620,863	5.5
Trenton, NJ (Mercer County)	17,061,468	3.1	767,365	2.6
Middlesex-Somerset-Hunterdon, NJ	15,019,019	2.7	791,051	2.7
Denver, CO	14,788,665	2.7	1,084,945	3.7
Stamford-Norwalk, CT	12,602,866	2.3	706,510	2.4
Washington, DC-MD-VA-WV	10,770,919	2.0	450,549	1.5
San Francisco, CA	8,237,092	1.5	450,891	1.5
Bridgeport, CT	2,412,796	0.4	145,487	0.5
Boulder-Longmont, CO	2,285,893	0.4	270,421	0.9
Colorado Springs, CO	2,282,350	0.4	209,987	0.7
Dutchess County, NY	2,129,759	0.4	118,727	0.4
Atlantic-Cape May, NJ	1,924,651	0.3	80,344	0.3

Totals	550,962,175	100.0	29,628,114	100.0

(a)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	Includes leases expiring September 30, 2005 aggregating 116,163 square feet and representing annualized rent of $2,461,197 for which no new leases were signed.
(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)

Securities, Commodity Contracts & Other Financial	97,440,377	17.7	3,769,723	14.2
Manufacturing	53,849,737	9.8	2,774,818	10.5
Insurance Carriers & Related Activities	42,691,105	7.7	1,971,768	7.4
Computer System Design Services	28,526,452	5.2	1,379,723	5.3
Telecommunications	28,396,186	5.2	1,375,311	5.2
Health Care & Social Assistance	25,695,193	4.7	1,360,780	5.2
Legal Services	22,980,036	4.2	933,824	3.6
Credit Intermediation & Related Activities	22,924,220	4.2	970,373	3.7
Wholesale Trade	20,943,774	3.8	1,377,981	5.2
Scientific Research/Development	20,076,716	3.6	949,045	3.6
Accounting/Tax Prep.	18,752,289	3.4	806,398	3.1
Retail Trade	16,084,637	2.9	949,575	3.6
Other Professional	13,399,138	2.4	573,981	2.2
Information Services	12,574,994	2.3	599,352	2.3
Public Administration	12,372,122	2.2	481,240	1.8
Arts, Entertainment & Recreation	10,725,797	1.9	673,494	2.6
Architectural/Engineering	10,429,895	1.9	462,942	1.8
Other Services (except Public Administration)	10,243,563	1.9	623,148	2.4
Advertising/Related Services	9,488,879	1.7	411,621	1.6
Real Estate & Rental & Leasing	9,289,448	1.7	524,048	2.0
Broadcasting	6,756,316	1.2	455,722	1.7
Utilities	6,573,511	1.2	325,440	1.2
Transportation	5,756,041	1.0	324,748	1.2
Publishing Industries	5,651,890	1.0	251,386	1.0
Construction	5,534,178	1.0	285,722	1.1
Data Processing Services	5,133,874	0.9	226,828	0.9
Educational Services	4,553,248	0.8	240,990	0.9
Management of Companies & Finance	4,495,548	0.8	197,435	0.8
Specialized Design Services	3,213,111	0.6	153,661	0.6
Admin & Support, Waste Mgt. & Remediation Services	3,194,376	0.6	212,048	0.8
Other	13,215,524	2.5	629,001	2.5

Totals	550,962,175	100.0	26,272,126	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)	Includes leases expiring September 30, 2005 aggregating 116,163 square feet and representing annualized rent of $2,461,197 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Consolidated Portfolio Analysis (a)

(as of September 30, 2005)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	94	35.1%	50	18.7%	--	--	--	--	--	--	144	53.8%

New York	21	7.9%	41	15.3%	6	2.2%	2	0.7%	2	0.7%	72	26.8%

Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%

Connecticut	4	1.5%	5	1.9%	--	--	--	--	--	--	9	3.4%

Wash., D.C./ Maryland	3	1.1%	--	--	--	--	--	--	--	--	3	1.1%

Sub-total Northeast:	140	52.3%	96	35.9%	6	2.2%	2	0.7%	2	0.7%	246	91.8%

California	2	0.7%	--	--	--	--	--	--	--	--	2	0.7%

Colorado	20	7.5%	--	--	--	--	--	--	--	--	20	7.5%

TOTALS By Type:	162	60.5%	96	35.9%	6	2.2%	2	0.7%	2	0.7%	268	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Consolidated Portfolio Analysis(a)

(as of September 30, 2005)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total

New Jersey	16,918,908	57.1%	2,277,531	7.7%	--	--	--	--	19,196,439	64.8%

New York	2,333,635	7.9%	2,348,812	7.9%	387,400	1.3%	17,300	0.1%	5,087,147	17.2%

Pennsylvania	2,025,738	6.8%	--	--	--	--	--	--	2,025,738	6.8%

Connecticut	578,997	2.0%	273,000	0.9%	--	--	--	--	851,997	2.9%

Wash., D.C./ Maryland	450,549	1.5%	--	--	--	--	--	--	450,549	1.5%

Sub-total Northeast	22,307,827	75.3%	4,899,343	16.5%	387,400	1.3%	17,300	0.1%	27,611,870	93.2%

California	450,891	1.5%	--	--	--	--	--	--	450,891	1.5%

Colorado	1,565,353	5.3%	--	--	--	--	--	--	1,565,353	5.3%

TOTALS By Type:	24,324,071	82.1%	4,899,343	16.5%	387,400	1.3%	17,300	0.1%	29,628,114	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Consolidated Portfolio Analysis(a)

(Year ended September 30, 2005)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	321,540	60.3%	18,879	3.5%	--	--	--	--	--	--	340,419	63.8%

New York	53,135	10.0%	33,852	6.3%	4,238	0.8%	320	0.1%	266	0.1%	91,811	17.3%

Pennsylvania	41,523	7.8%	--	--	--	--	--	--	--	--	41,523	7.8%

Connecticut	11,801	2.2%	3,864	0.7%	--	--	--	--	--	--	15,665	2.9%

Wash., D.C./ Maryland	11,933	2.2%	--	--	--	--	--	--	--	--	11,933	2.2%

Sub-total Northeast:	439,932	82.5%	56,595	10.5%	4,238	0.8%	320	0.1%	266	0.1%	501,351	94.0%

California	12,539	2.3%	--	--	--	--	--	--	--	--	12,539	2.3%

Colorado	19,848	3.7%	--	--	--	--	--	--	--	--	19,848	3.7%

TOTALS By Type:	472,319	88.5%	56,595	10.5%	4,238	0.8%	320	0.1%	266	0.1%	533,738	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.
(b)	Total base rent for the 12 months ended September 30, 2005, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Consolidated Portfolio Analysis (a) (b)

(as of September 30, 2005)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State

New Jersey	88.8%	91.5%	--	--	89.1%

New York	95.4%	95.3%	97.8%	100.0%	95.6%

Pennsylvania	89.6%	--	--	--	89.6%

Connecticut	78.0%	100.0%	--	--	85.0%

Washington, D.C./ Maryland	83.8%	--	--	--	83.8%

Sub-total Northeast	89.2%	93.8%	97.8%	100.0%	90.1%

California	81.0%	--	--	--	81.0%

Colorado	89.2%	--	--	--	89.2%

WEIGHTED AVG. By Type:	89.1%	93.8%	97.8%	100.0%	90.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring September 30, 2005 aggregating 116,163 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.18	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.17	23.12

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,437	0.64	24.03
Fort Lee
One Bridge Plaza	1981	200,000	91.1	4,785	0.90	26.26
2115 Linwood Avenue	1981	68,000	82.6	1,193	0.22	21.24
Little Ferry
200 Riser Road	1974	286,628	100.0	1,779	0.33	6.21
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.15	16.69
135 Chestnut Ridge Road	1981	66,150	99.7	1,556	0.29	23.59
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,445	1.21	24.81
140 East Ridgewood Avenue	1981	239,680	89.9	4,618	0.87	21.43
461 From Road	1988	253,554	98.6	6,063	1.14	24.25
650 From Road	1978	348,510	99.0	8,077	1.51	23.41
61 South Paramus Avenue	1985	269,191	98.8	6,714	1.26	25.24
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.26	26.97
365 West Passaic Street	1976	212,578	99.7	4,068	0.76	19.19
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.40	15.72
10 Mountainview Road	1986	192,000	100.0	3,857	0.72	20.09
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.37	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.22	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.22	20.38
50 Tice Boulevard	1984	235,000	100.0	6,023	1.13	25.63
300 Tice Boulevard	1991	230,000	100.0	6,071	1.14	26.40

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	85.4	1,416	0.27	22.41
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.20	14.09
232 Strawbridge Drive (e)	1986	74,258	98.8	955	0.18	13.77

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	97.5	7,012	1.31	29.06
Roseland
101 Eisenhower Parkway	1980	237,000	94.5	5,388	1.01	24.06
103 Eisenhower Parkway	1985	151,545	82.2	2,910	0.55	23.36
105 Eisenhower Parkway	2001	220,000	71.6	3,791	0.71	24.07

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	25.2	3,244	0.61	32.18
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,380	3.44	24.15

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 3	1990	725,600	100.0	17,519	3.28	24.14
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,688	1.25	33.03
Harborside Financial Center Plaza 5	2002	977,225	94.7	28,871	5.42	31.20
101 Hudson Street (e)	1992	1,246,283	97.9	16,566	3.10	23.27

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.26	14.45
Princeton
103 Carnegie Center	1984	96,000	92.6	1,944	0.36	21.87
100 Overlook Center	1988	149,600	100.0	3,982	0.75	26.62
5 Vaughn Drive	1987	98,500	94.0	2,432	0.46	26.27

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	368	0.07	9.20
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,379	0.45	14.87
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,710	0.32	14.87
30 Knightsbridge Road, Bldg. 5	1977	332,607	34.6	223	0.04	1.94
30 Knightsbridge Road, Bldg. 6	1977	72,743	0.0	50	0.01	0.00
Plainsboro
500 College Road East	1984	158,235	100.0	4,306	0.81	27.21
South Brunswick
3 Independence Way	1983	111,300	31.2	403	0.08	11.61
Woodbridge
581 Main Street	1991	200,000	100.0	5,027	0.94	25.14

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way (e)	1989	44,524	86.9	158	0.03	18.40
3 Paragon Way (e)	1991	66,898	47.5	133	0.02	18.85
4 Paragon Way (e)	2002	63,989	100.0	254	0.05	17.89
100 Willowbrook Road (e)	1988	60,557	73.6	182	0.03	18.40
Holmdel
23 Main Street (e)	1977	350,000	100.0	2,631	0.49	14.75
Middletown
One River Centre Bldg. 1 (e)	1983	122,594	99.0	1,602	0.30	15.44
One River Centre Bldg. 2 (e)	1983	120,360	100.0	2,359	0.44	22.93
One River Centre Bldg. 3 (e)	1984	214,518	88.0	3,687	0.69	22.85
Neptune
3600 Route 66	1989	180,000	100.0	2,475	0.46	13.75
Wall Township
1305 Campus Parkway	1988	23,350	92.4	377	0.07	17.47
1350 Campus Parkway	1990	79,747	99.9	1,586	0.30	19.91

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	97.6	3,981	0.75	24.26
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,587	0.30	21.16
201 Littleton Road	1979	88,369	88.6	1,785	0.33	22.80

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Township
412 Mt. Kemble Avenue	1986	475,100	0.0	4,768	0.89	0.00
Parsippany
4 Campus Drive	1983	147,475	96.8	3,379	0.63	23.67
6 Campus Drive	1983	148,291	62.1	1,993	0.37	21.64
7 Campus Drive	1982	154,395	100.0	2,037	0.38	13.19
8 Campus Drive	1987	215,265	100.0	6,265	1.17	29.10
9 Campus Drive	1983	156,495	89.6	3,667	0.69	26.15
4 Century Drive (e)	1981	100,036	68.2	914	0.17	17.16
5 Century Drive (e)	1981	79,739	97.3	1,608	0.30	26.54
6 Century Drive (e)	1981	100,036	3.0	109	0.02	46.65
2 Dryden Way	1990	6,216	100.0	75	0.01	12.07
4 Gatehall Drive	1988	248,480	78.8	4,780	0.90	24.41
2 Hilton Court	1991	181,592	100.0	4,885	0.92	26.90
1633 Littleton Road	1978	57,722	100.0	1,131	0.21	19.59
600 Parsippany Road	1978	96,000	66.1	1,117	0.21	17.60
1 Sylvan Way	1989	150,557	100.0	3,502	0.66	23.26
5 Sylvan Way	1989	151,383	98.0	3,712	0.70	25.02
7 Sylvan Way	1987	145,983	100.0	2,928	0.55	20.06
5 Wood Hollow Road	1979	317,040	100.0	4,724	0.89	14.90

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,503	0.28	20.04
Totowa
999 Riverview Drive	1988	56,066	100.0	815	0.15	14.54

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	444	0.08	14.93
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.25	19.92
Bernards
106 Allen Road	2000	132,010	93.2	2,610	0.49	21.21
Bridgewater
721 Route 202/206	1989	192,741	87.8	4,088	0.77	24.16

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.5	4,474	0.84	24.63
Cranford
6 Commerce Drive	1973	56,000	100.0	1,234	0.23	22.04
11 Commerce Drive (c)	1981	90,000	96.5	1,231	0.23	14.17
12 Commerce Drive	1967	72,260	95.1	917	0.17	13.34
14 Commerce Drive	1971	67,189	100.0	1,347	0.25	20.05
20 Commerce Drive	1990	176,600	100.0	3,494	0.65	19.78
25 Commerce Drive	1971	67,749	98.4	1,396	0.26	20.94
65 Jackson Drive	1984	82,778	100.0	1,945	0.36	23.50
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,830	0.34	25.53

Total New Jersey Office		16,918,908	88.8	321,540	60.25	22.66

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	84.2	2,162	0.41	21.63

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,137	0.78	22.98

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,135	0.21	19.01
101 Executive Boulevard	1971	50,000	56.0	727	0.14	25.96
555 Taxter Road	1986	170,554	93.9	3,688	0.69	23.03
565 Taxter Road	1988	170,554	88.9	3,819	0.72	25.19
570 Taxter Road	1972	75,000	96.7	1,815	0.34	25.03
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.07	19.41
2 Skyline Drive	1987	30,000	87.9	422	0.08	16.00
7 Skyline Drive	1987	109,000	100.0	2,421	0.45	22.21
17 Skyline Drive	1989	85,000	100.0	1,360	0.25	16.00
19 Skyline Drive	1982	248,400	100.0	4,463	0.84	17.97
Tarrytown
200 White Plains Road	1982	89,000	94.7	1,857	0.35	22.03
220 White Plains Road	1984	89,000	86.9	1,926	0.36	24.90
White Plains
1 Barker Avenue	1975	68,000	97.3	1,770	0.33	26.75
3 Barker Avenue	1983	65,300	100.0	1,746	0.33	26.74
50 Main Street	1985	309,000	99.0	9,200	1.72	30.07
11 Martine Avenue	1987	180,000	95.9	4,751	0.89	27.52
1 Water Street	1979	45,700	100.0	1,037	0.19	22.69
Yonkers
1 Executive Boulevard	1982	112,000	97.9	2,845	0.53	25.95
3 Executive Plaza	1987	58,000	100.0	1,462	0.27	25.21

Total New York Office		2,333,635	95.4	53,135	9.95	23.87

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	97.4	1,559	0.29	26.37
1055 Westlakes Drive	1990	118,487	96.8	2,564	0.48	22.35
1205 Westlakes Drive	1988	130,265	85.7	3,070	0.58	27.50
1235 Westlakes Drive	1986	134,902	91.3	2,560	0.48	20.79

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.48	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.05	26.91
300 Stevens Drive	1992	68,000	100.0	996	0.19	14.65
Media
1400 Providence Road – Center I	1986	100,000	79.9	1,961	0.37	24.54
1400 Providence Road – Center II	1990	160,000	96.4	3,439	0.64	22.30

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road (e)	1981	125,783	65.5	1,595	0.30	25.70
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	0.26	22.82
16 Sentry Parkway	1988	93,093	100.0	2,434	0.46	26.15
18 Sentry Parkway	1988	95,010	95.5	1,999	0.37	22.03
King of Prussia
2200 Renaissance Boulevard	1985	174,124	91.1	3,547	0.66	22.36
Lower Providence
1000 Madison Avenue	1990	100,700	40.9	685	0.13	16.63
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.0	2,873	0.54	18.22
Five Sentry Parkway East	1984	91,600	100.0	1,952	0.37	21.31
Five Sentry Parkway West	1984	38,400	69.8	767	0.14	28.62

Total Pennsylvania Office		2,025,738	89.6	41,523	7.79	23.15

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,363	0.63	27.99
Norwalk
40 Richards Avenue	1985	145,487	69.9	2,411	0.45	23.71
Shelton
1000 Bridgeport Avenue	1986	133,000	74.5	2,093	0.39	21.12
Stamford
1266 East Main Street	1984	179,260	73.0	3,934	0.74	30.06

Total Connecticut Office		578,997	78.0	11,801	2.21	26.12

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	69.6	5,448	1.02	46.17
1400 L Street, NW	1987	159,000	91.3	3,672	0.69	25.30

Total District of Columbia Office		328,549	80.1	9,120	1.71	34.65

PRINCE GEORGE’S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	93.7	2,813	0.53	24.61

Total Maryland Office		122,000	93.7	2,813	0.53	24.61

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	87.0	1,673	0.31	15.33
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	728	0.14	10.03
5350 South Roslyn Street	1982	63,754	100.0	1,015	0.19	15.92

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Drive	1997	37,574	81.1	192	0.04	6.30

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

303 South Technology Drive-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Drive-B	1997	40,416	100.0	316	0.06	7.82
Louisville
248 Centennial Parkway	1996	39,266	100.0	296	0.06	7.54
1172 Century Drive	1996	49,566	100.0	374	0.07	7.55
285 Century Place	1997	69,145	100.0	761	0.14	11.01

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	8.3	1,176	0.22	105.94
8181 East Tufts Avenue	2001	185,254	98.6	4,248	0.80	23.26

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	93.6	1,320	0.25	13.71
Englewood
67 Inverness Drive East	1996	54,280	100.0	339	0.06	6.25
384 Inverness Parkway	1985	51,523	91.9	698	0.13	14.74
400 Inverness Parkway	1997	111,608	98.3	1,613	0.30	14.70
9777 Pyramid Court	1995	120,281	95.1	1,469	0.28	12.84

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	547	0.10	11.55
1975 Research Parkway	1997	115,250	98.7	1,118	0.21	9.83
2375 Telstar Drive	1998	47,369	100.0	548	0.10	11.57

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	100.0	1,147	0.21	18.03

Total Colorado Office		1,565,353	89.2	19,848	3.72	14.21

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	85.3	5,042	0.94	32.22
760 Market Street	1908	267,446	78.1	7,497	1.41	35.89

Total California Office		450,891	81.0	12,539	2.35	34.32

TOTAL OFFICE PROPERTIES		24,324,071	89.1	472,319	88.51	22.70

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	82.5	465	0.09	8.74
5 Terri Lane	1992	74,555	91.7	609	0.11	8.91
Moorestown
2 Commerce Drive	1986	49,000	76.3	305	0.06	8.16
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	170	0.03	5.06
201 Commerce Drive	1986	38,400	75.0	170	0.03	5.90
202 Commerce Drive	1988	51,200	100.0	297	0.06	5.80
1 Executive Drive	1989	20,570	81.1	144	0.03	8.63
2 Executive Drive	1988	60,800	80.3	359	0.07	7.35
101 Executive Drive	1990	29,355	90.5	273	0.05	10.28
102 Executive Drive	1990	64,000	100.0	398	0.07	6.22
225 Executive Drive	1990	50,600	100.0	377	0.07	7.45
97 Foster Road	1982	43,200	100.0	207	0.04	4.79
1507 Lancer Drive	1995	32,700	0.0	94	0.02	0.00
1510 Lancer Drive	1998	88,000	100.0	365	0.07	4.15
1245 North Church Street	1998	52,810	100.0	397	0.07	7.52
1247 North Church Street	1998	52,790	100.0	350	0.07	6.63
1256 North Church Street	1984	63,495	100.0	403	0.08	6.35
840 North Lenola Road	1995	38,300	100.0	295	0.06	7.70
844 North Lenola Road	1995	28,670	100.0	143	0.03	4.99
915 North Lenola Road	1998	52,488	100.0	296	0.06	5.64
2 Twosome Drive	2000	48,600	100.0	391	0.07	8.05
30 Twosome Drive	1997	39,675	75.8	214	0.04	7.12
31 Twosome Drive	1998	84,200	100.0	446	0.08	5.30
40 Twosome Drive	1996	40,265	86.1	269	0.05	7.76
41 Twosome Drive	1998	43,050	77.7	216	0.04	6.46
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	165	0.03	12.43
200 Horizon Drive	1991	45,770	100.0	591	0.11	12.91
300 Horizon Drive	1989	69,780	100.0	1,136	0.21	16.28
500 Horizon Drive	1990	41,205	100.0	609	0.11	14.78

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	448	0.08	12.80
1340 Campus Parkway	1992	72,502	94.9	665	0.12	9.67
1345 Campus Parkway	1995	76,300	100.0	760	0.14	9.96
1433 Highway 34	1985	69,020	56.5	633	0.12	16.23
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	220	0.04	10.39

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	55.5	291	0.05	17.13
11 Commerce Way	1989	47,025	100.0	545	0.10	11.59
20 Commerce Way	1992	42,540	85.9	493	0.09	13.49
29 Commerce Way	1990	48,930	100.0	629	0.12	12.86
40 Commerce Way	1987	50,576	100.0	684	0.13	13.52
45 Commerce Way	1992	51,207	64.5	268	0.05	8.11
60 Commerce Way	1988	50,333	100.0	637	0.12	12.66
80 Commerce Way	1996	22,500	88.7	302	0.06	15.13
100 Commerce Way	1996	24,600	100.0	331	0.06	13.46
120 Commerce Way	1994	9,024	100.0	102	0.02	11.30
140 Commerce Way	1994	26,881	99.5	305	0.06	11.40

Total New Jersey Office/Flex		2,277,531	91.5	18,879	3.53	9.06

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	441	0.08	13.87
75 Clearbrook Road	1990	32,720	100.0	759	0.14	23.20
125 Clearbrook Road	2002	33,000	100.0	712	0.13	21.58
150 Clearbrook Road	1975	74,900	84.9	870	0.16	13.68
175 Clearbrook Road	1973	98,900	100.0	1,560	0.29	15.77
200 Clearbrook Road	1974	94,000	99.3	1,233	0.23	13.21
250 Clearbrook Road	1973	155,000	97.3	1,361	0.25	9.02
50 Executive Boulevard	1969	45,200	90.3	399	0.07	9.78
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	50.4	269	0.05	17.22
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.19	12.80
400 Executive Boulevard	1970	42,200	100.0	770	0.14	18.25
500 Executive Boulevard	1970	41,600	100.0	686	0.13	16.49
525 Executive Boulevard	1972	61,700	83.6	810	0.15	15.70
1 Westchester Plaza	1967	25,000	100.0	326	0.06	13.04
2 Westchester Plaza	1968	25,000	100.0	474	0.09	18.96
3 Westchester Plaza	1969	93,500	100.0	943	0.18	10.09
4 Westchester Plaza	1969	44,700	99.8	643	0.12	14.41
5 Westchester Plaza	1969	20,000	100.0	340	0.06	17.00
6 Westchester Plaza	1968	20,000	100.0	328	0.06	16.40
7 Westchester Plaza	1972	46,200	100.0	761	0.14	16.47
8 Westchester Plaza	1971	67,200	100.0	963	0.18	14.33
Hawthorne
200 Saw Mill River Road	1965	51,100	88.8	610	0.11	13.44
4 Skyline Drive	1987	80,600	91.9	1,415	0.27	19.10
5 Skyline Drive	1980	124,022	100.0	1,547	0.29	12.47
6 Skyline Drive	1980	44,155	100.0	524	0.10	11.87
8 Skyline Drive	1985	50,000	98.7	879	0.16	17.81
10 Skyline Drive	1985	20,000	49.4	185	0.03	18.72

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	805	0.15	17.89
12 Skyline Drive	1999	46,850	85.1	576	0.11	14.45
15 Skyline Drive	1989	55,000	54.7	1,001	0.19	33.27
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,494	0.28	19.50
200 Corporate Boulevard South	1990	84,000	99.8	1,347	0.25	16.07
4 Executive Plaza	1986	80,000	99.0	1,201	0.23	15.16
6 Executive Plaza	1987	80,000	91.5	1,153	0.22	15.75
1 Odell Plaza	1980	106,000	99.9	1,468	0.28	13.86
3 Odell Plaza	1984	71,065	100.0	1,524	0.29	21.45
5 Odell Plaza	1983	38,400	99.6	653	0.12	17.07
7 Odell Plaza	1984	42,600	99.6	701	0.13	16.52

Total New York Office/Flex		2,348,812	95.3	33,852	6.32	15.13

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,158	0.22	13.16
500 West Avenue	1988	25,000	100.0	463	0.09	18.52
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	804	0.15	12.18
650 West Avenue	1998	40,000	100.0	555	0.10	13.88

Total Connecticut Office/Flex		273,000	100.0	3,864	0.73	14.15

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	93.8	56,595	10.58	12.32

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 9/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	81	0.02	12.27
2 Warehouse Lane	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	96.7	2,178	0.41	11.52
5 Warehouse Lane	1957	75,100	97.1	984	0.18	13.49
6 Warehouse Lane	1982	22,100	100.0	512	0.10	23.17

Total Industrial/Warehouse Properties		387,400	97.8	4,238	0.80	11.19

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	125	0.02	15.63

Total Retail Properties		17,300	100.0	320	0.06	18.50

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	152	0.03	--

Total Land Leases		--	--	266	0.05	--

TOTAL PROPERTIES		29,628,114	90.0	533,738	100.00	20.76

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2005 aggregating 116,163 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended September 30, 2005, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)

Base rent for the 12 months ended September 30, 2005, divided by net rentable square feet leased at September 30, 2005. For those properties acquired during the 12 months ended September 30, 2005, amounts are annualized, as per Note e.

(e)

As this property was acquired by the Company during the 12 months ended September 30, 2005, the amounts represented in 2005 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2005 average base rent per sq. ft. for this property have been calculated by taking 2005 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at September 30, 2005. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended September 30, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2005, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration

New Cingular Wireless PCS, LLC	3	11,274,462	1.8	456,190	1.7	2014	(b)
Morgan Stanley D.W., Inc.	5	9,310,789	1.6	381,576	1.5	2013	(c)
Credit Suisse First Boston	1	9,062,314	1.6	271,953	1.0	2012	(d)
Merrill Lynch	1	8,904,315	1.6	523,362	2.0	2012	(e)
Prentice-Hall, Inc.	1	7,694,097	1.4	474,801	1.8	2014
Keystone Mercy Health Plan	2	7,684,827	1.4	303,149	1.2	2015
Forest Laboratories Inc.	2	6,961,107	1.3	202,857	0.8	2017	(f)
National Union Fire Insurance	1	6,575,066	1.2	279,292	1.1	2012
IBM Corporation	3	6,253,218	1.1	351,358	1.3	2012	(g)
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.1	242,518	0.9	2012
Nabisco Inc.	3	6,066,357	1.1	340,746	1.3	2006	(h)
Allstate Insurance Company	10	6,064,675	1.1	264,550	1.0	2010	(i)
American Institute of Certified Public Accountants	1	5,817,181	1.1	249,768	1.0	2012
TD Waterhouse Investor Services, Inc.	1	5,572,716	1.0	184,222	0.7	2015
Garban LLC	1	5,434,465	1.0	148,025	0.6	2017
United States of America-GSA	7	5,384,893	1.0	170,920	0.7	2015	(j)
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(k)
AT&T Corp.	3	4,690,715	0.9	311,967	1.2	2014	(l)
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Vonage USA, Inc.	1	3,830,750	0.7	350,000	1.3	2017
Cendant Operations Inc.	1	3,773,775	0.7	150,951	0.6	2008
Citigroup Global Markets, Inc.	5	3,455,193	0.6	132,475	0.5	2016	(m)
SSB Realty, LLC	1	3,321,051	0.6	114,519	0.4	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Dow Jones & Company Inc.	3	3,168,843	0.6	96,873	0.4	2012	(n)
Montefiore Medical Center	5	3,155,950	0.6	147,457	0.6	2019	(o)
Lehman Brothers Holdings, Inc.	1	3,058,581	0.6	207,300	0.8	2010
Sankyo Pharma Inc.	2	2,815,399	0.5	90,366	0.3	2012	(p)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Regus Business Centre Corp.	3	2,650,376	0.5	107,608	0.4	2011
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(q)
American Home Assurance Co.	1	2,342,360	0.4	117,118	0.4	2019
BT Harborside	1	2,340,000	0.4	90,000	0.3	2006
Moody’s Investors Service	1	2,290,374	0.4	79,537	0.3	2010	(r)
Movado Group Inc.	1	2,275,175	0.4	90,050	0.3	2013
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Merck & Company Inc.	2	2,194,759	0.4	97,396	0.4	2006
Computer Sciences Corporation	3	2,180,913	0.4	109,825	0.4	2007	(s)
Xerox Corporation	5	2,179,547	0.4	88,789	0.3	2010	(t)
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Nextel of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(u)
High Point Safety & Insurance	1	2,073,570	0.4	88,237	0.3	2015
Pfizer, Inc.	1	2,072,046	0.4	89,912	0.3	2007
UBS Financial Services, Inc.	4	2,057,007	0.4	76,915	0.3	2016	(v)
Ixis North America, Inc.	1	2,056,517	0.4	71,681	0.3	2021
GAB Robins North America, Inc.	1	1,932,512	0.4	75,049	0.3	2008

Totals		209,296,634	38.0	8,983,962	34.2

See footnotes on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	383,805 square feet expire in 2013; 72,385 square feet expire in 2014.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)	190,000 square feet expire in 2011; 81,953 square feet expire in 2012.
(e)	344,851 square feet expire in 2007; 178,511 square feet expire in 2012.
(f)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(g)	41,095 square feet expire in 2005; 61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(h)	300,378 square feet expire in 2005; 40,368 square feet expire in 2006.
(i)	22,444 square feet expire in 2006; 93,541 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 66,818 square feet expire in 2010.
(j)	6,610 square feet expire in 2006; 4,950 square feet expire in 2007; 19,702 square feet expire in 2008; 4,879 square feet expire in 2014; 134,779 square feet expire in 2015.
(k)	57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.
(l)	4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 275,000 square feet expire in 2014.
(m)	19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(n)	4,561 square feet expire in 2006; 92,312 square feet expire in 2012.
(o)	19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 3,000 square feet expire in 2016; 71,065 square feet expire in 2019.
(p)	5,315 square feet expire 2010; 85,051 square feet expire in 2012.
(q)	20,000 square feet expire in 2007; 89,510 square feet expire in 2015.
(r)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010.
(s)	82,850 square feet expire in 2006; 26,975 square feet expire in 2007.
(t)	5,000 square feet expire in 2005; 2,875 square feet expire in 2007; 1,500 square feet expire in 2008; 79,414 square feet expire in 2010.
(u)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(v)	3,665 square feet expire in 2006; 21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
NORTHEAST
Northern NJ	18	131,977	0.5	2,854,534	21.63	0.5
Central NJ	4	24,482	0.1	359,791	14.70	0.1
Westchester Co., NY	13	39,400	0.2	894,072	22.69	0.2
Sub. Philadelphia	14	102,800	0.4	1,974,807	19.21	0.4
Fairfield, CT	2	8,102	(e)	210,244	25.95	(e)
Washington, DC/MD	3	15,692	(e)	528,833	33.70	(e)
Dutchess/Rockland Co., NY	4	14,657	(e)	337,122	23.00	(e)
OTHER
Colorado	4	7,258	(e)	84,151	11.59	(e)
San Francisco	17	4,570	(e)	124,938	27.34	(e)

TOTAL – 2005	79	348,938	1.2	7,368,492	21.12	1.2

2006
NORTHEAST
Northern NJ	90	763,350	2.9	17,305,098	22.67	3.1
Central NJ	39	212,493	0.8	4,819,360	22.68	0.9
Westchester Co., NY	110	385,466	1.4	8,208,658	21.30	1.5
Sub. Philadelphia	55	523,135	2.0	9,375,334	17.92	1.7
Fairfield, CT	16	48,296	0.2	1,276,227	26.43	0.2
Washington, DC/MD	2	6,288	(e)	184,694	29.37	(e)
Dutchess/Rockland Co., NY	6	13,476	0.2	368,069	27.31	0.1
OTHER
Colorado	22	110,315	0.4	1,497,350	13.57	0.3
San Francisco	75	59,139	0.2	2,147,604	36.31	0.4

TOTAL – 2006	415	2,121,958	8.1	45,182,394	21.29	8.2

2007
NORTHEAST
Northern NJ	77	1,137,203	4.3	25,756,083	22.65	4.6
Central NJ	45	270,872	1.0	6,349,851	23.44	1.2
Westchester Co., NY	112	583,200	2.2	10,371,056	17.78	1.9
Sub. Philadelphia	49	384,735	1.5	6,510,745	16.92	1.2
Fairfield, CT	24	142,793	0.5	3,384,508	23.70	0.6
Washington, DC/MD	4	22,380	0.1	549,428	24.55	0.1
Dutchess/Rockland Co., NY	11	40,874	0.2	1,030,132	25.20	0.2
OTHER
Colorado	27	165,333	0.6	2,061,420	12.47	0.4
San Francisco	31	16,843	0.1	517,003	30.70	0.1

TOTAL – 2007	380	2,764,233	10.5	56,530,226	20.45	10.3

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	415	2,993,919	11.4	56,965,974	19.03	10.3

2009	328	2,330,302	8.9	49,951,666	21.44	9.1

2010	340	2,855,969	10.9	56,278,583	19.71	10.2

2011	210	2,789,595	10.6	60,904,431	21.83	11.1

2012	131	2,146,300	8.2	48,578,461	22.63	8.8

2013	96	2,141,786	8.2	47,274,138	22.07	8.6

2014	46	1,206,370	4.6	26,743,170	22.17	4.9

2015	61	2,419,435	9.2	50,185,680	20.74	9.1

2016 and thereafter	62	2,153,321	8.2	44,998,960	20.90	8.2

Totals/Weighted
Average	2,563	26,272,126	100.0	550,962,175	20.97	100.0

(a)

Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2005 aggregating 116,163 square feet and representing annualized rent of $2,461,197 for which no new leases were signed.
(d)	Represents less than 0.05 percent.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet

Square footage leased to commercial tenants	26,272,126
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	382,830
Square footage unleased	2,973,158

Total net rentable square footage (does not include land leases)	29,628,114

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
NORTHEAST
Northern NJ	17	129,250	0.6	2,821,812	21.83	0.6
Central NJ	2	10,970	(e)	191,508	17.46	(e)
Westchester Co., NY	8	26,278	0.1	676,042	25.73	0.1
Sub. Philadelphia	9	67,815	0.3	1,690,789	24.93	0.4
Fairfield, CT	2	8,102	(e)	210,244	25.95	(e)
Washington, DC/MD	3	15,692	0.1	528,833	33.70	0.1
Dutchess/Rockland Co., NY	4	14,657	0.1	337,122	23.00	0.1
OTHER
Colorado	4	7,258	(e)	84,151	11.59	(e)
San Francisco	17	4,570	(e)	124,938	27.34	(e)

TOTAL – 2005	66	284,592	1.2	6,665,439	23.42	1.3

2006
NORTHEAST
Northern NJ	84	708,811	3.3	16,575,493	23.38	3.5
Central NJ	35	187,663	0.9	4,486,887	23.91	0.9
Westchester Co., NY	70	221,657	1.0	5,463,523	24.65	1.1
Sub. Philadelphia	40	330,102	1.6	7,915,082	23.98	1.6
Fairfield, CT	15	43,646	0.2	1,183,227	27.11	0.2
Washington, DC/MD	2	6,288	(e)	184,694	29.37	(e)
Dutchess/Rockland Co., NY	6	13,476	0.1	368,069	27.31	0.1
OTHER
Colorado	22	110,315	0.5	1,497,350	13.57	0.3
San Francisco	75	59,139	0.3	2,147,604	36.31	0.4

TOTAL – 2006	349	1,681,097	7.9	39,821,929	23.69	8.1

2007
NORTHEAST
Northern NJ	71	1,081,422	5.1	24,969,034	23.09	5.0
Central NJ	41	254,602	1.2	6,144,303	24.13	1.3
Westchester Co., NY	64	159,121	0.7	4,441,247	27.91	0.9
Sub. Philadelphia	32	214,756	1.0	5,214,942	24.28	1.1
Fairfield, CT	23	125,030	0.6	3,060,333	24.48	0.6
Washington, DC/MD	4	22,380	0.1	549,428	24.55	0.1
Dutchess/Rockland Co., NY	11	40,874	0.2	1,030,132	25.20	0.2
OTHER
Colorado	27	165,333	0.8	2,061,420	12.47	0.4
San Francisco	31	16,843	0.1	517,003	30.70	0.1

TOTAL – 2007	304	2,080,361	9.8	47,987,842	23.07	9.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	329	2,117,840	10.0	48,111,386	22.72	9.9

2009	268	1,789,247	8.4	42,792,687	23.92	8.8

2010	264	2,018,135	9.5	44,968,564	22.28	9.2

2011	173	2,375,550	11.2	55,656,184	23.43	11.4

2012	100	1,841,571	8.7	44,268,855	24.04	9.1

2013	77	1,921,625	9.0	43,938,633	22.87	9.0

2014	37	1,115,526	5.2	25,293,668	22.67	5.2

2015	47	2,249,994	10.6	48,090,342	21.37	9.9

2016 and thereafter	48	1,807,447	8.5	40,764,654	22.55	8.4

Totals/Weighted
Average	2,062	21,282,985	100.0	488,360,183	22.95	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2005 aggregating 116,163 square feet and representing annualized rent of $2,461,197 for which no new leases were signed.
(d)	Represents less than 0.05 percent.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005
Northern NJ	1	2,727	(e)	32,722	12.00	(e)
Central NJ	2	13,512	0.3	168,283	12.45	0.2
Westchester Co., NY	5	13,122	0.3	218,030	16.62	0.4
Sub. Philadelphia	5	34,985	0.8	284,018	8.12	0.5
Fairfield, CT	-	-	-	-	-	-

TOTAL – 2005	13	64,346	1.4	703,053	10.93	1.1

2006
Northern NJ	6	54,539	1.2	729,605	13.38	1.2
Central NJ	4	24,830	0.5	332,473	13.39	0.6
Westchester Co., NY	40	163,809	3.6	2,745,135	16.76	4.7
Sub. Philadelphia	15	193,033	4.2	1,460,252	7.56	2.5
Fairfield, CT	1	4,650	0.1	93,000	20.00	0.2

TOTAL – 2006	66	440,861	9.6	5,360,465	12.16	9.2

2007
Northern NJ	6	55,781	1.1	787,049	14.11	1.3
Central NJ	4	16,270	0.4	205,548	12.63	0.4
Westchester Co., NY	45	411,429	9.0	5,710,854	13.88	9.8
Sub. Philadelphia	17	169,979	3.7	1,295,803	7.62	2.2
Fairfield, CT	1	17,763	0.4	324,175	18.25	0.6

TOTAL – 2007	73	671,222	14.6	8,323,429	12.40	14.3

2008	83	784,710	17.1	8,381,739	10.68	14.4

2009	54	482,772	10.5	6,175,254	12.79	10.6

2010	75	809,834	17.6	11,016,019	13.60	18.9

2011	36	406,445	8.9	5,157,047	12.69	8.9

2012	31	304,729	6.6	4,309,606	14.14	7.4

2013	12	164,925	3.6	2,648,332	16.06	4.6

2014	9	90,844	2.0	1,449,502	15.96	2.5

2015	14	169,441	3.7	2,095,338	12.37	3.6

2016 and thereafter	11	202,792	4.4	2,610,945	12.87	4.5

Totals/Weighted
Average	477	4,592,921	100.0	58,230,729	12.68	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2005, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	3	12,650	3.3	218,955	17.31	5.5

2008	3	91,369	24.1	472,849	5.18	11.9

2009	5	48,983	12.9	788,725	16.10	19.9

2010	1	28,000	7.4	294,000	10.50	7.4

2011	1	7,600	2.0	91,200	12.00	2.3

2013	7	55,236	14.6	687,173	12.44	17.3

2016 and thereafter	2	135,082	35.7	1,418,361	10.50	35.7

Totals/Weighted
Average	22	378,920	100.0	3,971,263	10.48	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2005, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	48.8

2016 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted
Average	2	17,300	100.0	400,000	23.12	100.0

(a)	Includes stand-alone retail property tenants only.
(b)

Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2005